                                                                    Exhibit 10.1

                            STOCK OPTION AGREEMENT

    STOCK OPTION AGREEMENT, dated as of September 5, 2001 (the "Agreement"), by and among Cerner Corporation, a Delaware corporation (including any assigns permitted under Section 11 hereof, "Cerner"), and Dynamic Healthcare Technologies, Inc., a Florida corporation ("DHT").

                                   RECITALS:

     WHEREAS, contemporaneously with the execution and delivery of this Agreement and the grant of the Option (as defined in Section 1(a)), DHT, Cerner, and Cerner Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Cerner ("Merger Sub"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which Merger Agreement will be entered into contemporaneously with this Agreement; and

     WHEREAS, as an inducement and condition to Cerner's willingness to pursue the transactions contemplated by the Merger Agreement, and in consideration thereof, the board of directors of DHT has approved the grant to Cerner of the Option (as hereinafter defined) pursuant to this Agreement and the acquisition of Common Shares (as defined below) by Cerner pursuant to this Agreement; provided, that such grant was expressly conditioned upon, and made to have no effect until after, execution and delivery by DHT, Cerner and Merger Sub of the Merger Agreement (capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement).

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

     Section 1.   The Option.
                  ----------

          (a) DHT hereby grants to Cerner an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 985,746 authorized and unissued fully paid and nonassessable shares ("Option Shares") of common shares, par value $0.01 per share, of DHT ("Common Shares") at a price per share in cash equal to $3.00 (subject to adjustment in accordance with this Agreement, the "Option Price"); provided, however, that in no event shall the number of Option Shares exceed 15% of the shares of Common Shares issued and outstanding at the time of exercise (without giving effect to the Option Shares issued or issuable under the Option) (the "Maximum Applicable Percentage"). The number of Option Shares purchasable upon exercise of the Option and the Option Price are subject to adjustment as set forth herein.

          (b) In the event that any additional shares of Common Shares are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement), the aggregate number of Option Shares purchasable upon exercise of the Option shall automatically be increased (without any further action on the part of

     DHT or Cerner being necessary) so that, taking into consideration any such issuance, such aggregate number equals the Maximum Applicable Percentage. Nothing contained in this Section 1(b) or elsewhere in this Agreement shall be deemed to authorize or require DHT, Cerner or Merger Sub to breach any provision of the Merger Agreement.

     Section 2.  Exercise; Closing.
                 -----------------

          (a)    Conditions to Exercise; Termination.  Subject to compliance
                 -----------------------------------
     with applicable laws and regulations, Cerner may exercise the Option, in whole but not in part (except as provided in Section 14), by giving a written notice thereof as provided in Section 2(d) within one year following the occurrence of a Triggering Event (as defined in Section 2(b)) unless prior to the giving of such notice the Effective Time (as defined in the Merger Agreement) shall have occurred. The Option shall terminate upon either (i) the occurrence of the Effective Time or (ii) the close of business on the earlier of (x) the date one year after the date on which a Triggering Event occurs and (y) the date on which it is no longer possible for a Triggering Event to occur, provided that no Triggering Event shall have occurred prior to or upon such date.

          (b)    Triggering Event.  A "Triggering Event" shall have occurred if
                 ----------------
     the Merger Agreement is terminated and Cerner then or thereafter becomes entitled to receive the termination fee pursuant to Section 9.3(a) of the Merger Agreement.

          (c)    Notice of Triggering Event by DHT.  DHT shall notify Cerner
                 ---------------------------------
     promptly in writing of the occurrence of any Triggering Event and the number of shares of Common Shares issued and outstanding as of the date of such notice, it being understood that the giving of such notice by DHT shall not be a condition to the right of Cerner to exercise the Option.

          (d)     Notice of Exercise by Cerner.  In the event that Cerner shall
                  ----------------------------
     be entitled to and wishes to exercise the Option, it shall send to DHT a written notice (an "Exercise Notice" and the date of which is referred to herein as the "Notice Date") specifying (i) the total number of Option Shares it will purchase pursuant to such exercise and the amount payable to DHT on the exercise of the Option in respect of the Option Shares and (ii) a place and date (the "Closing Date") not earlier than three Business Days nor later than 60 Business Days from the Notice Date for the closing of such purchase (the "Closing"); provided, that if a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or prior notification to or application for approval of any other regulatory authority is required in connection with such purchase, Cerner and DHT, as required, promptly after the giving of the Exercise Notice shall file any and all required notices, applications or other documents necessary for approval and shall expeditiously process the same and in such event the period of time referred to in clause (ii) shall commence on the date on which Cerner furnishes to DHT a supplemental written notice setting forth the Closing Date, which notice shall be furnished as promptly as practicable after all required notification periods shall have expired or been terminated and all required approvals shall have been obtained and all requisite waiting periods shall have passed. Each of Cerner and DHT agrees to use its commercially reasonable efforts to cooperate with and provide information to DHT or Cerner, as the case may be, with respect to any required filing, notice or application for approval to such regulatory authority.

          (e)    Payment of Purchase Price.  At the Closing, Cerner shall pay to
                 -------------------------
     DHT the aggregate Option Price for the Option Shares in immediately available funds by a wire transfer to a bank account designated by DHT; provided, that failure or refusal of DHT to designate such a bank account shall not preclude Cerner from exercising the Option.

          (f)    Delivery of Common Shares.  At the Closing, simultaneously with
                 -------------------------
     the delivery of the purchase price in immediately available funds as provided in Section 2(e) of this Agreement by Cerner, DHT shall deliver to Cerner or such other Person as Cerner may nominate in writing (the "Holder"), a certificate or certificates representing the number of Option Shares purchased by Cerner. If at the time of issuance of the Option Shares hereunder, DHT shall have issued any rights or other securities which are attached to or otherwise associated with the Common Shares, then each Option Share shall also represent such rights or other securities with terms substantially the same as, and at least as favorable to Cerner as, are provided under any shareholder rights agreement or similar agreement of DHT then in effect. In addition, at the Closing, the Holder shall provide to DHT a letter agreement agreeing that the Holder will not sell, transfer or otherwise dispose of the Option Shares in violation of applicable law or this Agreement.

          (g)    Resale Restriction.  The Holder will not sell or transfer any
                 ------------------
     Option Shares or other securities acquired by the Holder upon exercise of the Option except pursuant to an effective registration statement under the Securities Act, or in a transaction exempt from registration under the Securities Act. Each certificate for Common Shares delivered at the Closing may be endorsed with a restrictive legend that shall read substantially as follows: "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Dynamic Healthcare Technologies, Inc. ("DHT") and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on filed at the principal office of DHT and will be provided to the holder thereof without charge upon receipt by DHT of a written request therefor." It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Holder shall have delivered to DHT a copy of a letter from the staff of the Securities and Exchange Commission, or a written opinion of counsel, in form and substance reasonably satisfactory to DHT, to the effect that such legend is not required for purposes of the Securities Act. In addition, such certificate or certificates shall bear any other legend as may be required by applicable law.

          (h)    Ownership of Record; Tender of Purchase Price; Expenses.  Upon
                 -------------------------------------------------------
     the tender of the applicable purchase price in immediately available funds (following the giving of the Exercise Notice) at the Closing, the Holder shall be deemed to be the holder of record of the shares of Common Shares issuable upon such exercise, notwithstanding that the stock transfer books of DHT may then be closed or that a certificate or certificates representing such Common Shares may not have been delivered to Cerner. DHT shall pay all expenses, and any and all federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2 in the name of the Holder or its nominee, assignee, transferee or designee.

     Section 3.  Covenants of DHT.  In addition to its other agreements and
                 ----------------
covenants herein, DHT agrees:

          (a)    Shares Reserved for Issuance.  To maintain, free from
                 ----------------------------
     preemptive rights, sufficient authorized but unissued or treasury shares of Common Shares so that the Option may be fully exercised without additional authorization of Common Shares after giving effect to all other options, warrants, convertible securities and other rights of third parties to purchase shares of Common Shares from DHT, and to issue the appropriate number of shares of Common Shares pursuant to the terms of this Agreement;

          (b)    No Avoidance.  Not to avoid or seek to avoid (whether by
                 ------------
     charter amendment or through reorganization, consolidation, merger, issuance of rights, dissolution or sale of assets, or by any other voluntary act) the observance or performance of any of the covenants, agreements or conditions to be observed or performed hereunder by DHT; and

          (c)    Further Assurances.  Promptly after the date hereof to take all
                 ------------------
     actions as may from time to time be required (including (i) complying with all applicable premerger notification, reporting and waiting period requirements under the HSR Act and (ii) in the event that prior filing with, notification to or approval of any other regulatory authority is necessary before the Option may be exercised, cooperating fully with Cerner in preparing and processing the required filings, notices or applications) in order to permit Cerner to exercise the Option, to purchase Option Shares pursuant to such exercise and otherwise to exercise Cerner's rights under this Agreement and to take all action necessary to protect the rights of Cerner against dilution as set forth in Section 7 of this Agreement.

     Section 4.  Representations and Warranties of DHT.  DHT hereby represents
                 -------------------------------------
and warrants to Cerner as follows:

          (a)    Shares Reserved for Issuance; Capital Shares.  The Option
                 --------------------------------------------
     Shares issuable in accordance with the terms of this Agreement have been duly reserved for issuance by DHT and upon any issuance of such shares in accordance with the terms hereof, such Option Shares will be duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of any lien, pledge, security interest, claim or other encumbrance (other than those created by this Agreement or by Cerner) and not subject to any statutory preemptive rights or agreement with any third party.

          (b)    Corporate Authority.  The execution and  delivery by DHT of
                 -------------------
     this Agreement and the performance and the consummation by DHT of the transactions contemplated hereby are within DHT's corporate powers and have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by DHT and, assuming that this Agreement constitutes the valid and binding obligation of Cerner, this Agreement constitutes a valid and binding agreement of DHT, enforceable in accordance with its terms (except in all cases to the extent that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Requirements of Law affecting the enforceability of creditors' rights and remedies generally, (ii) the availability of the equitable remedy of specific performance and injunctive relief so subject to the discretion of the court before which the proceeding may be brought, and (iii) the enforceability of provisions relating to indemnification may be limited by applicable federal, state, or other securities laws or the pubic policy underlying such laws).

          (d)    State Takeover Statutes. DHT has take, or will take prior to
                 -----------------------
     closing, all actions required to be taken by it in order to exempt this Agreement and the transactions contemplated hereby from the provisions of
     Section 607.0902 of the Florida Law, and accordingly, such Section will not apply to acquisition of Option Shares by Cerner pursuant to this Agreement or any of the transactions contemplated hereby.

     Section 5.  Representations and Warranties of Cerner.  Cerner hereby
                 ----------------------------------------
represents and warrants to DHT that Cerner has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of Cerner, and, assuming that this Agreement constitutes the valid and binding obligation of DHT, this Agreement constitutes a valid and binding agreement of Cerner, enforceable in accordance with its terms (except in all cases to the extent that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Requirements of Law affecting the enforceability of creditors' rights and remedies generally, (ii) the availability of the equitable remedy of specific performance and injunctive relief so subject to the discretion of the court before which the proceeding may be brought, and (iii) the enforceability of provisions relating to indemnification may be limited by applicable federal, state, or other securities laws or the pubic policy underlying such laws).

     Section 6.  Replacement.  Upon (i) receipt by DHT of evidence reasonably
                 -----------
satisfactory to it of the loss, theft, destruction, or mutilation of this Agreement, (ii) receipt by DHT of reasonably satisfactory indemnification in the case of loss, theft or destruction and (iii) surrender and cancellation of this Agreement in the case of mutilation, DHT will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of DHT, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by any Person other than the holder of the new Agreement.

     Section 7.  Adjustments.  In addition to the adjustment to the total number
                 -----------
of Option Shares pursuant to Section 1(b) of this Agreement, the total number of Option Shares purchasable upon the exercise of the Option hereof and the Option Price shall be subject to adjustment from time to time as follows:

          (a) In the event of any change in the outstanding shares of Common Shares by reason of stock dividends, splits, combinations, subdivisions or reclassifications, mergers, recapitalizations, extraordinary dividends or distributions, exchanges of shares or the like, the type and number of Option Shares purchasable upon exercise of the Option shall be appropriately adjusted, and proper provision shall be made in the agreements governing any such transaction, so that (i) the Holder shall receive upon exercise of the Option the number and class of shares, other securities, property or cash that Cerner would have received in respect of the Option Shares purchasable upon exercise of the Option if the Option had been exercised and such Option Shares had been issued to the Holder immediately prior to such event or the record date therefor, as applicable; and (ii) in the event any additional shares of Common Shares are to be issued or otherwise become outstanding as a result of any such change (other than pursuant to an exercise of the Option), the number of Option Shares purchasable upon exercise of the Option shall be increased so that, after such issuance the number of Option Shares so purchasable equals the Maximum Applicable Percentage of the number of shares of Common Shares issued and outstanding immediately after the consummation of such change; and

          (b) Whenever the number of Option Shares purchasable upon exercise hereof is adjusted as provided in this Section 7, the Option Price shall be adjusted by multiplying the Option Price by a fraction, the numerator of which is equal to the number of Option Shares purchasable prior to the adjustment and the denominator of which is equal to the number of Option Shares purchasable after the adjustment.

     Section 8.  Registration.
                 ------------

          (a) Upon the occurrence of a Triggering Event, DHT shall, at the request of Cerner included in the Exercise Notice furnished within the time period required under Section 2(d) of this Agreement, as promptly as practicable prepare, file and keep current a shelf registration statement under the Securities Act covering all Option Shares issued and issuable pursuant to the Option and shall use its commercially reasonable efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of any Option Shares issued upon exercise of the Option in accordance with any plan of disposition requested by Cerner; provided, however, that DHT may postpone the filing of a registration statement relating to a registration request by Cerner under this Section 8 for a period of time (not in excess of 30 days) if in its judgment such filing would require the disclosure of material information that DHT has a bona fide business purpose for preserving as confidential. DHT will use its commercially reasonable efforts to cause such registration statement first to become effective and then to remain effective for 180 days from the day such registration statement first becomes effective or until such earlier date as all shares registered shall have been sold by the Holder. In connection with any such registration, DHT and Cerner shall provide each other with representations, warranties, indemnities, contribution and other agreements customarily given in connection with such registrations. If requested by Cerner in connection with such registration, DHT shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating DHT in respect of representations, warranties, indemnities, contribution and other agreements customarily made by DHTs in such underwriting agreements. In any such registration, DHT and Cerner shall agree to indemnify each other on customary terms with respect to any information provided by such party in connection with such registration.

          (b) In the event that Cerner so requests, the closing of the sale or other disposition of the Option Shares or other securities pursuant to a registration statement filed pursuant to Section 8(a) shall occur substantially simultaneously with the exercise of the Option.

     Section 9.  Repurchase of Option and/or Shares.
                 ----------------------------------

          (a)    Repurchase; Repurchase Price.  Upon the occurrence of a
                 ----------------------------
     Repurchase Event (as hereinafter defined), at the request of Cerner, given in writing within one year following the occurrence of a Triggering Event (or such later period as is provided in Section 2(d) with respect to any required filing, notice or application for approval or pursuant to a request by Cerner in accordance with Section 10), (i) DHT shall repurchase the Option from Cerner, in whole but not in part (except as provided in Section 9(c)), at a price (the "Option Repurchase Price") equal to the number of Option Shares then purchasable upon exercise of the Option multiplied by the amount by which the Market Price (as defined below) exceeds the applicable Option Price (giving effect to the Maximum Option Price) or (ii) DHT shall repurchase all Option Shares then owned by Cerner at a price (the "Option Share Repurchase Price") equal to the number of such Option Shares multiplied by the Market Price. The term "Repurchase Event" shall occur only if a party other than Cerner actually acquires majority control of DHT, or has the right to acquire control of DHT, or DHT has entered into an agreement of the type referenced in Section 9(d) of this Agreement with a third party. The term "Market Price" shall mean, for any share of Common Shares, the average of the closing sales price per share of Common Shares as reported by Nasdaq on each of the 15 consecutive trading days immediately preceding the delivery of the Repurchase Notice, or, if the Common Shares is not quoted on the Nasdaq on the principal United States securities exchange registered under the Exchange Act on which the Common Shares is listed, or if the Common Shares is not listed on any such exchange, the average of the closing bid quotations with respect to a share of Common Shares on each of the 15 consecutive trading days immediately preceding the date of the Repurchase Notice on any quotation system then in use, or if no such quotations are available, the Market Price on the date of the Repurchase Notice of a share of Common Shares, as determined by the Board of Directors of DHT in good faith.

          (b)    Method of Repurchase.  Cerner may exercise its right to require
                 --------------------
     DHT to repurchase the Option, in whole but not in part, or all Option Shares then owned by Cerner pursuant to this Section 9 by surrendering for such purpose to DHT, at its principal office, this Agreement or certificates for such Option Shares, as applicable, accompanied by a written notice or notices stating that Cerner elects to require DHT to repurchase the Option or such Option Shares in accordance with the provisions of this Section 9 (such notice, a "Repurchase Notice"). As promptly as practicable, and in any event within 15 Business Days after the surrender of this Agreement or a certificate or certificates representing Option Shares and the receipt of the Repurchase Notice relating thereto, DHT shall deliver or cause to be delivered to Cerner the applicable Option Repurchase Price or the Option Share Repurchase Price or the portion thereof that DHT is not then prohibited under applicable law and regulation from so delivering.

          (c)    Effect of Statutory or Regulatory Restraints on Repurchase.  To
                 ----------------------------------------------------------
     the extent that, upon or following the giving of a Repurchase Notice, DHT is prohibited under applicable law or regulation from repurchasing the Option or any Option Shares subject to such Repurchase Notice (and DHT hereby undertakes to use commercially reasonable efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish such repurchase), DHT shall immediately so notify Cerner in writing and thereafter deliver or cause to be delivered, from time to time, to Cerner the portion of the Option Repurchase Price or the Option Share Repurchase Price that DHT is no longer prohibited from delivering, within 2 Business Days after the date on which it is no longer so prohibited; provided, however, that upon notification by DHT in writing of such prohibition, Cerner may, within 10 days of receipt of such notification from DHT, revoke in writing its Repurchase Notice, whether in whole or to the extent of the prohibition, whereupon, in the latter case, DHT shall promptly (i) deliver to Cerner that portion of the Option Repurchase Price or the Option Share Repurchase Price that DHT is not prohibited from delivering; and (ii) deliver to Cerner, as appropriate,
     (A) with respect to the Option, a new stock option agreement evidencing the right of Cerner to purchase that number of Option Shares for which the surrendered stock option agreement was exercisable at the time of delivery of the Repurchase Notice less the number of shares as to which the Option Repurchase Price has theretofore been delivered to Cerner, or (B) with respect to Option Shares, a certificate for the Option Shares as to which the Option Share Repurchase Price has not theretofore been delivered to Cerner. Notwithstanding anything to the contrary in this Agreement, including, without limitation, the time limitations on the exercise of the Option, Cerner may give notice of exercise of the Option for one year after a notice of revocation has been issued pursuant to this Section 9(c) and thereafter exercise the Option in accordance with the applicable provisions of this Agreement.

          (d)    Acquisition Transactions.  In addition to any other
                 ------------------------
     restrictions or covenants, DHT hereby agrees that, in the event that Cerner delivers a Repurchase Notice, it shall not enter or agree to enter into an agreement or series of agreements relating to a merger with or into or the consolidation with any other Person, the sale of all or substantially all of the assets of DHT or any similar transaction or disposition unless the other party or parties to such agreement or agreements agree to assume in writing DHT's obligations under Section 9(a) and, notwithstanding any notice of revocation delivered pursuant to the proviso to Section 9(c), Cerner may require such other party or parties to perform DHT's obligations under Section 9(a) unless such party or parties are prohibited by law or regulation from such performance, in which case such party or parties shall be subject to the obligations of DHT under Section 9(c).

     Section 10.  Extension of Exercise Periods.  The periods for exercise of
                  -----------------------------
certain rights under Sections 2 and 9 shall be extended at the request of Cerner to the extent necessary to avoid liability by Cerner under Section 16(b) of the Exchange Act by reason of such exercise.

     Section 11.  Assignment.  Neither party hereto may assign or delegate any
                  ----------
of its rights or obligations under this Agreement or the Option to any other Person without the express written consent of the other party, except that this Agreement or the Option may be assigned to any direct or indirect wholly owned Subsidiary of Cerner. Any attempted assignment or delegation in contravention of the preceding sentence shall be null and void.

     Section 12.  Filings; Other Actions.  Each of Cerner and DHT will use its
                  ----------------------
best efforts to make all filings with, notices to and applications for approval of, and to obtain consents of, all third parties and governmental authorities necessary for the consummation of the transactions contemplated by this Agreement. Subject to applicable law and the rules and regulations of Nasdaq or any securities exchange registered under the Exchange Act on which the Common Shares is listed (together with Nasdaq, the "Applicable Exchange"), DHT will promptly file an application to have the Option Shares listed on the Applicable Exchange, subject to notice of issuance, and will use its best reasonable efforts to obtain approval of such application; provided, that if DHT is unable to effect such listing on the Applicable Exchange by the Closing Date, DHT will nevertheless be obligated to deliver the Option Shares upon the Closing Date.

     Section 13.  Specific Performance.  The parties hereto acknowledge that
                  --------------------
damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be specifically enforceable through injunctive or other equitable relief.

     Section 14.  Severability; Etc.  The provisions of this Agreement shall be
                  -----------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision unless the substitution of such provision would materially frustrate the express intent and purposes of this Agreement, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. If for any reason a court or regulatory agency determines that Cerner is not permitted to acquire pursuant to Section 2 the full number of

Option Shares provided in Section 1(a) hereof (as adjusted pursuant to Sections 1(b) and 7 hereof), it is the express intention of DHT to allow Cerner to acquire such lesser number of Option Shares as may be permissible, without any amendment or modification hereof.

     Section 15.  Notices.  All notices, requests, claims, demands and other
                  -------
communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or facsimile, upon confirmation of receipt, in each case, if on a Business Day, and otherwise on the next Business Day, (b) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, or (c) the second Business Day if delivered by nationally recognized overnight courier, if addressed to a party at the respective addresses of the parties set forth in the Merger Agreement.

     Section 16.  Governing Law.  This Agreement shall be construed in
                  -------------
accordance with and governed by the internal laws of the State of Florida without regard to any principles of Florida conflicts or choice of law.

     Section 17.  Expenses.  Except as otherwise expressly provided herein or in
                  --------
the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expense, except that DHT shall be responsible for all fees and expenses (other than underwriting discounts or commissions) relating to the registration of securities pursuant to Section 8 of this Agreement.

     Section 18.  Entire Agreement; etc.  This Agreement, the Merger Agreement
                  ---------------------
(together with DHT Disclosure Schedule, the Cerner Disclosure Schedule, and the exhibits and schedules hereto) and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to confer upon any Person, other than the parties hereto, and their respective successors and permitted assigns, any rights or remedies hereunder.

     Section 19.  Interpretation.  The headings contained in this Agreement are
                  --------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              CERNER CORPORATION


                              By: /s/ Marc G. Naughton
                                  ---------------------------------------
                                  Marc G. Naughton, Vice President and Chief
                                  Financial Officer


                                  DYNAMIC HEALTHCARE TECHNOLOGIES, INC.


                              By: /s/ T. Christopher Assif
                                  ------------------------
                                  T. Christopher Assif, Chief Executive Officer